Exhibit 10.69
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is dated as of the 10th day of August, 2010, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation, Old Dominion Enterprises, Inc., a Virginia corporation and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and RBS Citizens, National Association, a national banking association, with a principal place of business at 875 Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);
     WHEREAS, Borrowers and Lender are parties to a Loan and Security Agreement dated December 11, 2007, ( as amended, the “Loan Agreement”) whereby, inter alia, the Borrowers borrowed up to Eighteen Million Dollars ($18,000,000.00) in the form of a revolving line of credit loan, which loan was reduced to $13,000,000 pursuant to a previous amendment; and
     WHEREAS, the parties wish to amend the Loan Agreement to extend the line of credit loan; and
     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:
     1. EXTENSION.
     The revolving line of credit loan is extended to February 28, 2012.
     2. FEES AND EXPENSES.
     Borrowers will pay an extension fee equal to Twelve Thousand Dollars ($12,000.00) and all of Lender’s costs and expenses incurred in preparation of this Amendment and the documents and instruments executed herewith.
     3. RATIFICATION.
     In all other respects, the Loan Agreement remains in full force and effect, and Borrowers agree to be bound thereby. Except as specifically amended herein, the terms and conditions of the Loan Agreement shall remain in full force and effect. Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Lender to further amend or extend the Loan Agreement or any other Loan Documents. This Amendment is not a novation.

     4. REAFFIRMATION.
     Borrowers reaffirm each and every representation and warranty made by them in the Loan Agreement. Borrowers and Lender hereby agree and confirm that Borrowers have prior to this Amendment delivered to Lender the information and disclosures in accordance with the reporting requirements of the Loan Agreement.
     5. AUTHORITY.
     Borrowers warrant that it has full power and authority, and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.
     IN WITNESS WHEREOF, the parties have executed this Amendment the date and time first above written.
[PAGE ENDS HERE, SIGNATURE PAGE(S) TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

BORROWERS: DOVER SADDLERY, INC. (a Delaware Corporation)

/s/ Michael W. Bruns Witness	By:	/s/ Stephen L. Day Name: Stephen L. Day Title: its CEO and President
DOVER SADDLERY, INC. (a Massachusetts Corporation)
/s/ Michael W. Bruns Witness	By:	/s/ Stephen L. Day Name: Stephen L. Day Title: Director
SMITH BROTHERS, INC.
/s/ Michael W. Bruns Witness	By:	/s/ Stephen L. Day Name: Stephen L. Day Title: Director
DOVER SADDLERY RETAIL, INC.
/s/ Michael W. Bruns Witness	By:	/s/ Stephen L. Day Name: Stephen L. Day Title: Director

OLD DOMINION ENTERPRISES, INC.
/s/ Michael W. Bruns Witness	By:	/s/ Stephen L. Day Name: Stephen L. Day Title: Director
DOVER SADDLERY DIRECT, INC.
/s/ Michael W. Bruns Witness	By:	/s/ Stephen L. Day Name: Stephen L. Day Title: Director
LENDER:
RBS CITIZENS, NATIONAL ASSOCIATION
Witness	By:	/s/ Lori A. Chandonnais Name: Lori A. Chandonnais Title: Senior Vice President